UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2023

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRET	*
Series B Preferred Shares, par value $0.01 per share	PRETL	*
Series C Preferred Shares, par value $0.01 per share	PRETM	*
Series D Preferred Shares, par value $0.01 per share	PRETN	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022 under the symbols, PRET, PRETL, PRETM, and PRETN.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on December 10, 2023 (the “Petition Date”), Pennsylvania Real Estate Investment Trust (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) commenced their respective voluntary chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). For procedural purposes only, the Debtors are jointly administering the Chapter 11 Cases under the caption “In re Pennsylvania Real Estate Investment Trust, et al.,” Case No. 23-11974 (KBO).

The Debtors continue to operate their businesses and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure the Debtors’ ability to continue operating in the ordinary course of business and minimize the effect of the Chapter 11 Cases on the Debtors’ customers, vendors, tenants and employees, the Debtors filed with the Bankruptcy Court various motions, seeking a variety of “first-day” relief.

The hearing on the first-day motions took place on December 12, 2023 (the “First Day Hearing”), and the orders granting first-day relief were entered shortly thereafter.

The as-entered orders may be viewed at the Debtors’ claims and noticing website (free of charge) at the following address- https://cases.ra.kroll.com/preit2023. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

Combined Hearing on Adequacy of the Disclosure Statement and Confirmation of the Plan

On the Petition Date, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as amended, supplemented or otherwise modified from time to time, the “Plan”) and the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and its Debtor-Affiliates (as amended, supplemented or otherwise modified from time to time, the “Disclosure Statement”), in connection with which solicitation of votes from the voting class has commenced prior to the Petition Date, on December 8, 2023.

At the First Day Hearing, the combined hearing on the adequacy of the Disclosure Statement and confirmation of the Plan was scheduled for January 19, 2024, at 10:00 a.m. (Eastern Standard Time) (the “Combined Hearing”). The Combined Hearing may be continued from time to time by the Bankruptcy Court without further notice other than adjournments announced in open court or in the filing of a notice or hearing agenda in the Chapter 11 Cases and notice of such adjourned date(s) will be available on the electronic case filing docket.

As is further reflected in the order, approving, among other things, certain deadlines and procedures in connection with the approval of the Disclosure Statement and confirmation of the Plan (the “Scheduling Order”), furnished as Exhibit 99.1 to this Current Report on Form 8-K, the Bankruptcy Court further ordered that any responses or objections to adequacy of the Disclosure Statement, confirmation of the Plan, or the Debtors’ assumption of executory contracts and unexpired leases under the Plan must:

(1) be in writing;

(2) comply with the Bankruptcy Rules and the Local Rules;

(3) state the name and address of the objecting party and the amount and nature of the Claim owned by such entity;

(4) state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Plan, Disclosure Statement, or Confirmation Order, as applicable, that would resolve such objections; and

(5) be filed with the Court and served so as to be actually received no later than 4:00 p.m. (Eastern Standard Time) on January 12, 2024, by: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801 (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com and Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia at joseph.cudia@usdoj.gov); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com and Daniel Ginsberg at danielginsberg@paulhastings.com) and (ii) Young Conaway Stargatt and Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman at andrew.goldman@wilmerhale.com) and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases, as further set forth in the Notice of (I) Commencement of Prepackaged Chapter 11 Bankruptcy Cases, (II) Combined Hearing on the Disclosure Statement, Confirmation of the Joint Prepackaged Chapter 11 Plan, and Related Matters, and (III) Objection Deadline (the “Combined Hearing Notice”). The Combined Hearing Notice is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The complete confirmation timeline, as approved by the Bankruptcy Court in the Scheduling Order, and reflected in the Combined Hearing Notice, is set forth below:

Event	Date
Voting Record Date	December 8, 2023
Commencement of Solicitation	December 8, 2023
Voting Deadline	December 18, 2023, at 5:00 p.m. (Eastern Standard Time)
Petition Date	December 10, 2023
Combined Hearing Notice, Equity Notice, and 8-K Filing	Two (2) business day after entry of the Proposed Order
Publication Notice	Within five (5) business days after entry of the Proposed Order
Plan Supplement Deadline	January 5, 2024, at 12:00 noon (Eastern Standard Time) or seven days prior to the Objection Deadline
Objection Deadline	January 12, 2024, at 4:00 p.m. (Eastern Standard Time)
Treatment Objection Deadline	January 12, 2024, at 4:00 p.m. (Eastern Standard Time)
Confirmation Order, Confirmation Brief and Reply Deadline	12:00 noon (Eastern Standard Time) on (i) January 17, 2024, or (ii) the day of the deadline to file the agenda for the Combined Hearing in the event that the Combined Hearing is continued from January 19, 2024, to another date
Combined Hearing	January 19, 2024, at 10:00 a.m. (Eastern Standard Time)

Equity Notice

In the Scheduling Order, the Bankruptcy Court also approved the form of the Notice to Equity Security Holders Regarding the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates (the “Equity Notice”), which is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Interim NOL Order

Following the First Day Hearing, the Bankruptcy Court entered an interim order, (i) establishing notice and objection procedures regarding certain transfers, or claims of worthlessness, of beneficial interests in equity securities in the Company (the “Interim NOL Order”). Under the Interim NOL Order, any purchase, sale, or other transfer of, or claim of worthlessness with respect to, equity securities in PREIT in violation of the procedures set forth therein shall be null and void. The procedures are set forth in the Interim NOL Order, which is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

Item 8.01	Other Events.

In accordance with the Scheduling Order referred to in Item 1.03, on December 14, 2023, the Company filed this report to publicly furnish the Scheduling Order, the Combined Hearing Notice, the Equity Notice and the Interim NOL Order, which are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Order (I) Scheduling the Combined Hearing on Adequacy of the Disclosure Statement and Confirmation of the Prepackaged Plan, (II) Establishing Deadlines to Object to the Disclosure Statement and Prepackaged Plan, (III) Approving the Prepetition Solicitation Procedures, (IV) Approving the Form and Manner of the Combined Hearing Notice, (V) Approving Notice and Objection Procedures for the Assumption of Executory Contracts and Unexpired Leases, (VI) Conditionally Directing That a Meeting of Creditors Not be Convened, (VII) Waiving the Requirement of Filing Schedules, Statements of Financial Affairs and Rule 2015.3 Reports, (VIII) Limiting the Requirement as to Certain Equity security Holdings Disclosures and (IX) Granting Related Relief.

99.2	Notice of (I) Commencement of Prepackaged Chapter 11 Bankruptcy Cases, (II) Combined Hearing on the Disclosure Statement, Confirmation of the Joint Prepackaged Chapter 11 Plan, and Related Matters, and (III) Objection Deadline.

99.3	Notice to Equity Security Holders Regarding the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates.

99.4	Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: December 14, 2023	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel